EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Annual Report on Form 10-KSB for the year ended June 30, 2004, (the "Report") by Dimensional Visions, Inc., each of the undersigned hereby certifies that:

     1.   The Report complies in all material  respects with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2.   The  information  contained  in the  Report  fairly  presents,  in all
          material  respects,   the  financial  condition  and  results  of  the
          operations of the Registrant.


Dated:  November 15, 2004

                                        /s/ Preston J. Shea
                                        -------------------
                                        Name:  Preston J. Shea
                                        Title:   President


                                        /s/ Preston J. Shea
                                        -------------------
                                        Name:  Preston J. Shea
                                        Title: Principal Accounting Officer